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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                        November 22, 1999


                       INDIANA ENERGY, INC.
      (Exact name of registrant as specified in its charter)


          Indiana                    01-9091                  35-1654378
(State of incorporation)     (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)

      1630 N. Meridian Street                                   46202
       Indianapolis, Indiana                                  (Zip Code)
       (Address of principal
       executive offices)

Registrant's telephone number, including area code (317) 926-3351

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Item 5.  Other Events.

     On November 22, 1999, Indiana Energy, Inc. held an analysts teleconference to give an update on the merger and to present the fiscal year 2000 outlook. Pursuant to General Instruction F to Form 8-K, the Teleconference Outline for telephone conference held November 22, 1999 at 11:15 a.m. (EST) is incorporated herein by reference and is attached hereto.

Item 7.   Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


    Exhibit
         Number Description
          99.1  Teleconference Outline for teleconference held
                November 22, 1999 at 11:15 a.m. (EST)


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDIANA ENERGY, INC.

Dated: November 22, 1999



                                   By:   /s/ Carl L. Chapman
                                        _____________________________
                                        Carl L. Chapman
                                        Chief Financial Officer



                                   By:   /s/ Jerome A. Benkert
                                        _____________________________
                                        Jerome A. Benkert
                                        Vice President and Controller